Taxes on Income (Tables)	12 Months Ended
Dec. 31, 2017
Taxes on Income [Abstract]
Summary of taxes on income reflected in statements of loss for reported year
	2017	2016	2015
	USD in thousands
Loss before taxes on income	(2,552)	(8,979)	(9,464)
Theoretical tax savings	(587)	(2,245)	(2,508)
Increase in taxes arising from mainly tax losses created in the reported year for which deferred taxes were not recorded	580	2,273	2,576
Taxes on income (Tax benefit)	(7)	28	68